Exhibit 99.1

Sunnova Announces Proposed Private Offering of $400 Million “Green Bond”

HOUSTON, September 20, 2023 – Sunnova Energy Corporation (“SEC”), a wholly-owned subsidiary of Sunnova Energy International Inc. (“Sunnova”), today announced that it intends to offer, subject to market conditions, $400 million aggregate principal amount of green senior notes due 2028 (the “notes”) in a private placement to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside of the United States in reliance on Regulation S under the Securities Act.

The notes will be senior unsecured obligations of SEC, and interest will be payable semiannually in arrears. The notes will be guaranteed on a senior unsecured basis by Sunnova and Sunnova Intermediate Holdings, LLC.

SEC intends to allocate an amount equal to the net proceeds from the offering to finance or refinance, in whole or in part, existing or new eligible green projects, and pending such use, SEC will maintain or apply the net proceeds in accordance with its normal liquidity practices.

The notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Sunnova’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Sunnova’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding the expectations in connection with the offering, the size and terms of the offering and the use of proceeds from the offering. Sunnova’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including supply chain uncertainties, results of operations and financial position, Sunnova’s competition, changes in regulations applicable to Sunnova’s business, fluctuations in the solar and home-building markets, availability of capital and Sunnova’s ability to attract and retain dealers and customers and manage its dealer and strategic partner relationships. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Sunnova’s filings with the U.S. Securities and Exchange Commission, including Sunnova’s annual report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q. The forward-looking statements in this press release are based on information available to Sunnova as of the date hereof, and Sunnova disclaims any obligation to update any forward-looking statements, except as required by law.

ABOUT SUNNOVA

Sunnova Energy International Inc. (NYSE: NOVA) is a leading Energy as a Service (EaaS) provider with customers across the U.S. and its territories. Sunnova’s goal is to be the source of clean, affordable and reliable energy with a simple mission: to power energy independence so that home and business owners have the freedom to live life uninterrupted®.

Media Contact

Srishti Ahuja Tandon

srishti.ahujatandon@sunnova.com

Investor & Analyst Contact

Rodney McMahan

rodney.mcmahan@sunnova.com

281.971.3323